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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2002



                                  SEPRACOR INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-19410               22-2536587
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)


          111 Locke Drive
          Marlborough, MA                                 01752
-------------------------------------       -----------------------------------
  (Address of principal executive                       (Zip Code)
              offices)

       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
               -------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         Sepracor Inc., a Delaware corporation, today announced that it was informed by the U.S. Food and Drug Administration on March 6, 2002, that it intends to issue a "not approvable" letter for the New Drug Application for SOLTARA(TM) brand tecastemizole 15 mg and 30 mg capsules. A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 7, 2002                SEPRACOR INC.



                                      By:  /s/ Robert F. Scumaci
                                           -----------------------------------
                                           Robert F. Scumaci
                                           Executive Vice President, Finance
                                           and Administration


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                                  EXHIBIT INDEX



Exhibit
  NO.             DESCRIPTION
-------           -----------
99.1              Press Release dated March 7, 2002.